UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2019

ATLANTIC POWER CORPORATION

(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-34691	55-0886410
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

3 Allied Drive, Suite 155
Dedham, MA	02026
(Address of principal executive offices)	(Zip Code)

(617) 977-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.                                        Results of Operations and Financial Condition.

On February 28, 2019, Atlantic Power Corporation (the “Company”) issued a press release reporting its financial results and other information for the three months and year ended December 31, 2018.  A copy of the Company’s press release is attached as Exhibit 99.1 hereto and is incorporated by reference.

Item 7.01.                                        Regulation FD Disclosure.

Atlantic Power’s financial results presentation and management comments on the presentation will be available on the Conference Calls page of Atlantic Power’s website (www.atlanticpower.com) on February 28, 2019.

As previously disclosed, Atlantic Power’s management will hold an investor conference call and webcast tomorrow, March 1, 2019, at 8:30 a.m. ET, to answer questions related to its fourth quarter and year end 2018 financial results and related information.  Participants may access the webcast from the Atlantic Power website.

The information in Item 2.02, including Exhibit 99.1, and Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in that filing.

Item 9.01.                                        Financial Statements and Exhibits

(d) Exhibits

Exhibit
Number	Description
99.1	Press Release of Atlantic Power Corporation, dated February 28, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlantic Power Corporation

Dated: February 28, 2019	By:	/s/ Terrence Ronan
Name: Terrence Ronan
Title: Chief Financial Officer

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